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                                                                   EXHIBIT 99.04

                    [LETTERHEAD OF FIRST USA APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                             First USA Bank, N.A.

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-8

                -----------------------------------------------

                Monthly Period:                    06/01/99 to
                                                   06/30/99
                Distribution Date:                 07/15/99
                Transfer Date:                     07/14/99

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, N.A. (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-8 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Distribution.
    -----------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                              Class A (quarterly)                   $0.00000000
                              Class B (quarterly)                    0.00000000
                              Collateral Inv. Amt.                   4.73333328

    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                              Class A (quarterly)                   $0.00000000
                              Class B (quarterly)                   $0.00000000
                              Collateral Inv. Amt.                   4.73333328

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-8
Page 2


    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                              Class A  (quarterly)                  $0.00000000
                              Class B  (quarterly)                   0.00000000
                              Collateral Inv. Amt.                   0.00000000

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                              Class A                            $77,121,375.90
                              Class B                              6,022,445.16
                              Collateral Inv. Amt.                 9,754,954.90
                                                          ----------------------
                              Total                              $92,898,775.96
                                                          ======================

    2.  Allocation of Finance Charge Receivables.
        -----------------------------------------

        (a)   The aggregate amount of Allocations of
              Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                              Class A                             $7,858,078.14
                              Class B                                615,397.53
                              Collateral Inv. Amt.                   994,094.03
                                                          ----------------------
                              Total                               $9,467,569.70
                                                          ======================
        (b)   Interest Funding Investment Proceeds
              (to Class A)                                             3,880.62
        (c)   Principal Funding Investment Proceeds
              (to Class A)                                                 0.00
        (d)   Withdrawals from Reserve Account
              (to Class A)                                                 0.00
                                                          ----------------------
              Total Class A Available Funds                       $7,861,958.76
                                                          ======================

        (b)   Interest Funding Investment Proceeds
              (to Class B)                                               314.65
                                                          ----------------------
              Total Class B F/C and Investment
              Proceeds                                              $615,712.18
                                                          ======================

    3.  Principal Receivables/Investor Percentages.
        -------------------------------------------

        (a)   The aggregate amount of Principal
              Receivables in the Trust as of the last
              day of the Monthly Period                      $32,905,203,045.50

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-8
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        (b)   Invested Amount as of the last day of the
              preceding month (Adjusted Class A Invested
              Amount during Accumulation Period)

                              Class A                           $500,000,000.00
                              Class B                             39,157,000.00
                              Collateral Inv. Amt.                63,253,000.00
                                                          ----------------------
                              Total                             $602,410,000.00
                                                          ======================

        (c)   The Floating Allocation Percentage: The
              Invested Amount set forth in paragraph
              3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                              Class A                                    1.520%
                              Class B                                    0.119%
                              Collateral Inv. Amt.                       0.192%
                                                          ----------------------
                              Total                                      1.831%

        (d)   During the Amortization Period: The Invested
              Amount as of ____________ (the last day of the Revolving Period)

                              Class A                                       N/A
                              Class B                                       N/A
                              Collateral Inv. Amt.                          N/A
                                                          ----------------------
                              Total                                         N/A

        (e)   The Fixed/Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(d) above as a percentage of the
              aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                              Class A                                       N/A
                              Class B                                       N/A
                              Collateral Inv. Amt.                          N/A
                                                          ----------------------
                              Total                                         N/A


    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in         Aggregate
        the Accounts which were delinquent as of the             Account
        end of the day on the last day of the Monthly            Balance
        Period                                            ----------------------


        (a)   35 - 64 days                                      $441,916,187.60
        (b)   65 - 94 days                                       282,873,109.15
        (c)   95 - 124 days                                      240,882,665.36
        (d)   125 - 154 days                                     215,404,335.72
        (e)   155 - 184 days                                     182,288,104.72
        (f)   185 or more days                                             0.00
                                                          ----------------------
                              Total                           $1,363,364,402.55
                                                          ======================

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-8
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    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)   The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Collection Period allocable to the Invested Amount (the aggregate "Investor Default Amount")

                              Class A                             $2,246,856.34
                              Class B                               $175,960.31
                              Collateral Inv. Amt.                  $284,240.81
                                                          ----------------------
                              Total                               $2,707,057.46
                                                          ======================

        (b)   The amount set forth in paragraph 5(a)
              above in respect of the Monthly Investor
              Default Amount, per original $1,000
              interest

                              Class A                                     $4.49
                              Class B                                      4.49
                              Collateral Inv. Amt.                         4.49
                                                          ----------------------
                              Total                                       $4.49
                                                          ======================

    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Class A Investor
              Charge-Offs and the reductions in the
              Class B Invested Amount and the Collateral
              Invested Amount

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================

        (b)   The amounts set forth in paragraph 6(a)
              above, per $1,000 original certificate
              principal amount (which will have the
              effect of reducing, pro rata, the
              amount of each Certificateholder's
              investment)

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-8
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        (c)   The aggregate amount of Class A Investor
              Charge-Offs reimbursed and the
              reimbursement of reductions in the
              Class B Invested Amount and the
              Collateral Invested Amount

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================

        (d)   The amount set forth in paragraph 6(c)
              above, per $1,000 interest (which will
              have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================

    7.  Investor Servicing Fee.
        -----------------------

        (a)   The amount of the Investor Monthly
              Servicing Fee payable by the Trust
              to the Servicer for the Monthly Period

                              Class A                               $625,000.00
                              Class B                                $48,946.25
                              Collateral Inv. Amt.                   $79,066.25
                                                          ----------------------
                              Total                                 $753,012.50
                                                          ======================

        (b)   The amount set forth in paragraph 7(a)
              above, per $1,000 interest

                              Class A                               $1.25000000
                              Class B                                1.25000000
                              Collateral Inv. Amt.                   1.25000000
                                                          ----------------------
                              Total                                 $1.25000000
                                                          ======================

    8.  Reallocated Principal Collections.
        ----------------------------------

        The amount of Reallocated Collateral and Class B
        Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month

                              Class B                                     $0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-8
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    9.  Collateral Invested Amount.
        ---------------------------

        (a)   The amount of the Collateral Invested
              Amount as of the close of business on
              the related Distribution Date after
              giving effect to withdrawals, deposits
              and payments to be made in respect of
              the preceding month                                $63,253,000.00

        (b)   The Required Collateral Invested Amount
              as of the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to be
              made in respect of the preceding month             $63,253,000.00

    10. The Pool Factor.
        ----------------

        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                              Class A                                1.00000000
                              Class B                                1.00000000
                                                          ----------------------
                              Total (weighted avg.)                  1.00000000

    11. The Portfolio Yield.
        --------------------

        The Portfolio Yield for the related Monthly Period               13.48%

    12. The Base Rate.
        --------------

        The Base Rate for the related Monthly Period                      7.26%


C.      Information Regarding the Interest Funding Account.
        ----------------------------------------------------

        Beginning Balance     (Class A)                           $2,110,555.56
              Plus:  Interest for Related Monthly Period
                     from Finance Charge Account                   2,183,333.33
              Plus:  Interest on Interest Funding Account
                     Balance for Related Monthly Period                3,880.62
              Less   Withdrawals to Finance Charge Account             3,880.62
              Less   Withdrawals to Distribution Account                  $0.00
                                                          ----------------------
        Ending Balance        (Class A)                           $4,293,888.89

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-8
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        Beginning Balance     (Class B)                             $171,910.11
            Plus: Interest for Related Monthly Period
                  from Finance Charge Account                        177,838.04
            Plus: Interest on Interest Funding Account Balance
                  for Related Monthly Period                             314.65
            Less: Withdrawals to Finance Charge Account                  314.65
            Less: Withdrawals to Distribution Account                     $0.00
                                                          ----------------------
        Ending Balance        (Class B)                             $349,748.15

D.      Information Regarding the Principal Funding Account
        ---------------------------------------------------

        1.  Accumulation Period
            -------------------

            (a)  Accumulation Period commencement date                 09/30/01

            (b)  Accumulation Period length                                   1

            (c)  Accumulation Period Factor                                8.00

            (d)  Required Accumulation Factor Number                          8

            (e)  Controlled Accumulation Amount                 $500,000,000.00

            (f)  Minimum Payment Rate (last 12 months)                   13.95%

        2.  Principal Funding Account
            -------------------------

        Beginning Balance
            Plus: Principal Collections for Related Monthly
                  Period from Principal Amount                            $0.00
            Plus: Interest on Principal Funding Account
                  Balance for Related Monthly Period                       0.00
            Less: Withdrawals to Finance Charge Account                    0.00
            Less: Withdrawals to Distribution Account                      0.00
                                                          ----------------------
        Ending Balance                                                    $0.00

        3.  Accumulation Shortfall.
            -----------------------

                  The Controlled Deposit Amount for the
                  previous Monthly Period                                   N/A

            Less  The amount deposited into the Principal
                  Funding Account for the Previous
                  Monthly Period                                            N/A
                                                          ----------------------

                  Accumulation Shortfall for Previous
                  Monthly Period                                            N/A
                                                          ======================

                  Aggregate Accumulation Shortfalls                         N/A
                                                          ======================

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1994-8
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        4.  Principal Funding Investment Shortfall.
            ---------------------------------------

                  Covered Amount                                            N/A

            Less  Principal Funding Investment Proceeds                     N/A
                                                          ----------------------

                  Principal Funding Investment Shortfall                    N/A


E.      Information Regarding the Reserve Account.
        ------------------------------------------

        1.  Required Reserve Account Analysis.
            ----------------------------------

            (a)  Required Reserve Account Amount percentage
                 (0.5% of Class A Invested Amount or other
                 amount designated by Transferor)                         0.00%

            (b)  Required Reserve Account Amount ($)                      $0.00

            (c)  Required Reserve Account Balance after effect of
                 any transfers on the Related Transfer Date               $0.00

            (d)  Reserve Draw Amount transferred to the Finance
                 Charge Account on the Related Transfer Date

        2.  Reserve Account Investment Proceeds.
            ------------------------------------

            Reserve Account Investment Proceeds transferred to the
            Finance Charge Account on the Related Transfer Date           $0.00

        3.  The Portfolio Adjusted Yield.
            -----------------------------

            The Portfolio Adjusted Yield for the related Mthly Period     6.36%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page





                                 First USA Bank, N.A.
                                 as Servicer


                                 By: /s/ Tracie Klein
                                    -------------------------------------
                                    Tracie Klein
                                    First Vice President